UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐

Digital Realty Trust, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐

Digital Realty Trust, L.P.:	☐

Introductory Note

Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”

Item 7.01.	Regulation FD Disclosure.

On February 27, 2019, Digital Realty issued a press release announcing the pricing of the Euro Notes described under Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On February 27, 2019, Digital Euro Finco, LLC, a wholly owned indirect finance subsidiary of the operating partnership, priced an offering of €225 million aggregate principal amount of 2.500% additional Guaranteed Notes due 2026 denominated in Euros (the “Euro Notes”). The Euro Notes will be senior unsecured obligations of Digital Euro Finco, LLC and will be fully and unconditionally guaranteed by Digital Realty Trust, Inc. and the operating partnership. The Euro Notes are being sold only outside the United States in reliance on Regulation S under the Securities Act. The Euro Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to United States persons (within the meaning of Regulation S under the Securities Act) absent registration or an applicable exemption from registration requirements. Interest on the Euro Notes will be paid in cash annually in arrears at a rate of 2.500% per annum from and including January 16, 2019. The Euro Notes will be issued as additional notes under the indenture dated January 16, 2019 between Digital Euro Finco, LLC, Digital Realty Trust, Inc., the operating partnership, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as paying agent and a transfer agent, and Deutsche Bank Luxembourg S.A., as registrar and a transfer agent, pursuant to which the Company previously issued €850,000,000 in aggregate principal amount of its 2.500% Guaranteed Notes due 2026. The Euro Notes will be treated as a single series with the 2.500% Guaranteed Notes due 2026 previously issued under such indenture. Settlement of the Euro Notes is expected to occur on March 6, 2019, subject to the satisfaction of customary closing conditions.

We intend to allocate an amount equal to the net proceeds from the offering of the Euro Notes to finance or refinance, in whole or in part, certain green building, energy and resource efficiency and renewable energy projects (collectively, “Eligible Green Projects”), including the development and redevelopment of such projects. Pending the allocation of an amount equal to the net proceeds of the Euro Notes to Eligible Green Projects, all or a portion of an amount equal to the net proceeds may be used to repay borrowings outstanding under Digital Realty Trust, L.P.’s global credit facilities, acquire additional properties or businesses, fund development opportunities, and to provide for working capital and other general corporate purposes, including potentially for the repayment of other debt or the repurchase, redemption, or retirement of outstanding debt securities or preferred stock, or a combination of the foregoing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: timing and consummation of the offering of the Euro Notes; the intended use of the net proceeds from the offering of the Euro Notes; risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the offering of the Euro Notes; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which we operate, as detailed from time to time in each of our reports filed with the SEC. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Digital Realty dated February 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 27, 2019

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary